UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2006
PREMIUM STANDARD FARMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51347 (Commission File Number)	43-1455411 (IRS Employer Identification No.)
805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri 64105
(Address of principal executive offices)
(816) 472-7675
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The Compensation Committee of the Board of Directors of Premium Standard Farms, Inc. (the “Company”) adopted an Incremental Performance Bonus Plan (the “Plan”) on September 29, 2006. The purpose of the Plan is to compensate certain employees of the Company whose efforts will be critical to the closing of the previously announced merger between the Company and a subsidiary of Smithfield Foods, Inc. The Compensation Committee recommended that performance bonuses be paid to five officers, including three executive officers, under the Plan in the aggregate amount of up to $425,000. Stephen A. Lightstone, the Company’s Executive Vice President, Chief Financial Officer and Treasurer and a named executive officer of the Company, is eligible to receive a performance bonus under the Plan of up to $100,000. All performance bonuses paid under the Plan will be discretionary and subject to the approval of the Company’s Chief Executive Officer and its Chairman of the Board of Directors.
Additional Information and Where to Find It
This communication is being made in respect of the proposed merger transaction involving Smithfield Foods, Inc., Premium Standard Farms, Inc. and KC2 Merger Sub, Inc. In connection with the proposed transaction, Smithfield will file with the SEC a registration statement on Form S-4 and PSF will mail a proxy statement/prospectus to its stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to PSF’s stockholders. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Smithfield and PSF, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia, Attention: Investor Relations (212) 758-2100, or to Premium Standard Farms, Inc., 805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri 64105 Attention: Investor Relations (816) 472-7675.
Interest of Certain Persons in the Merger
Smithfield, PSF and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Smithfield’s directors and executive officers is available in Smithfield’s proxy statement for its 2006 annual meeting of stockholders and Smithfield’s 2006 Annual Report on Form 10-K, which were filed with the SEC on July 31, 2006 and June 30, 2006, respectively, and information regarding PSF’s directors and executive officers is available in PSF’s proxy statement for its 2006 annual meeting of stockholders and PSF’s 2006 Annual Report on Form 10-K, which were filed with the SEC on July 21, 2006 and May 31, 2006, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIUM STANDARD FARMS, INC.
Date: October 5, 2006	By:	/s/ Stephen A. Lightstone
		Name:	Stephen A. Lightstone
		Title:	Executive Vice President, Chief Financial Officer and Treasurer